Exhibit 99.2

UNITED STATES DISTRICT COURT

DISTRICT OF MASSACHUSETTS

GORDON MITCHELL, Derivatively on	)	Case No. 1:08-cv-10674-RWZ
Behalf of NEUROMETRIX, INC.,	)
	)	DERIVATIVE ACTION
Plaintiff,	)
)
vs.	)
)
SHAI N. GOZANI, GARY L. GREGORY, W.	)
BRADFORD SMITH, MICHAEL	)
WILLIAMS, GUY DANIELLO, CHARLES R.	)
LAMANTIA, DAVID E. GOODMAN, W.	)
MARK LORTZ, ALLEN J. HINKLE,	)
NICHOLAS J. ALESSI, WILLIAM	)
LAVERACK, JR. and CHARLES E. HARRIS,	)
)
Defendants,	)
)
-and-)
)
NEUROMETRIX, INC., a Delaware	)
corporation,	)
)
Nominal Defendant.	)
)

STIPULATION OF SETTLEMENT

This Stipulation of Settlement (“Stipulation”), dated as of December 21, 2009, is entered into, by and through their respective undersigned counsel, among and between: (i) Gordon Mitchell (“Plaintiff”); (ii) NeuroMetrix, Inc. (“NeuroMetrix,” the “Company,” or the “Nominal Defendant”); and (iii) Shai N. Gozani, Gary L. Gregory, W. Bradford Smith, Michael Williams, Guy Daniello, Charles R. LaMantia, David E. Goodman, W. Mark Lortz, Allen J. Hinkle, Nicholas J. Alessi, William Laverack, Jr., and Charles E. Harris (the “Individual Defendants” and, collectively with Nominal Defendant, the “Defendants”) (Plaintiff, Nominal Defendant, and the Individual Defendants are referred to collectively as the “Parties”).  This Stipulation is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims (as defined in Section IV herein) and the Action (as defined in Section IV herein) in accordance with the terms and conditions set forth below, subject to the approval of the United States District Court for the District of  Massachusetts (the “Court”).

I.              HISTORY OF THE LITIGATION AND SETTLEMENT PROCESS

On April 22, 2008, Plaintiff, a shareholder of NeuroMetrix, filed his Verified Shareholder Derivative Complaint for Breach of Fiduciary Duty, Waste of Corporate Assets, Unjust Enrichment and Violations of Sarbanes-Oxley Act of 2002 (“Complaint”) on behalf of NeuroMetrix and against the Individual Defendants.  The Complaint alleged that the Individual Defendants caused NeuroMetrix to improperly report the Company’s ability to sustain profitability from the sale of its NC-Stat System, which was the Company’s principal product and primary source of revenue.  As alleged in the Complaint, the Individual Defendants allegedly permitted NeuroMetrix to engage in improper business practices, such as giving certain doctors kickbacks in the form of free sensors in exchange for referring other doctors to the NC-Stat System.

On May 20, 2008, the Parties entered into a Stipulation to Extend Time to Respond to the Complaint and informed the Court of the factually related securities class actions that were pending before the Court.  The Parties agreed to the extension in the interest of judicial economy and to conserve resources in order to coordinate the briefing schedule on Defendants’ anticipated motion to dismiss in this Action with the motion to dismiss in the securities class actions.

On December 10, 2008, Plaintiff filed his Verified Amended Shareholder Derivative Complaint for Breach of Fiduciary Duty, Waste of Corporate Assets, Unjust Enrichment and Violations of Sarbanes-Oxley Act of 2002 (“Amended Complaint”).  The Amended Complaint included additional detailed allegations based on an extensive investigation conducted by Plaintiff’s Counsel (as defined in Section IV herein), including interviews of several former NeuroMetrix employees.

On February 20, 2009, Defendants filed an Assented-To Motion for Extension of Time to Move to Dismiss the Amended Complaint.  The Court granted Defendants’ motion on February 26, 2009.  On March 13, 2009, Defendants filed an Assented-To Motion to Continue Briefing Schedule in Light of Mediation, which was set for June 4, 2009 with the Honorable Layn R. Phillips (Ret.) (“Judge Phillips”).  On March 24, 2009, the Court granted Defendants’ motion to continue the briefing schedule on their motion to dismiss.

On June 4, 2009, the Parties participated in mediation with the assistance of Judge Phillips.  Although the Parties did not resolve the Action at the June 4, 2009 mediation, the Parties did discuss, and made progress on, a proposed settlement structure.  Following the June 4, 2009 mediation, the Parties continued to engage in arm’s-length discussions and negotiations in an effort to resolve the Action.  On June 10, 2009, the Parties filed a Joint Motion to Further Continue Briefing Schedule so that they could continue to engage in settlement discussions, which was granted by the Court on June 16, 2009.

On August 3, 2009, the Parties determined that they were unable to reach a resolution of the litigation, and Defendants filed an Assented-To Motion for Further Extension of Time to Move to Dismiss the Amended Complaint.  On August 7, 2009, the Court granted Defendants’ motion and set deadlines for the briefing schedule on Defendants’ motion to dismiss.  On September 2, 2009, Defendants filed their Motion to Dismiss the Amended Complaint on the grounds that the the Amended Complaint failed to allege particularized facts showing that demand should be excused as futile pursuant to Federal Rule of Civil Procedure 23.1 and that it failed to state a claim upon which relief can be granted under Rule 12(b)(6) and with the particularity required under Rule 9(b).

After the filing of Defendants’ motion to dismiss, the Parties, with the assistance of Judge Phillips, reengaged in settlement negotiations and reached an agreement-in-principle to settle the Action.  On November 11, 2009, the Parties executed a Memorandum of Understanding (“MOU”) which generally outlines the terms of the settlement (“Settlement”).

On October 30, 2009, the Parties filed a Joint Motion to Stay All Proceedings Pending Finalization of Settlement (“Motion to Stay”).  On November 20, 2009, the Court ordered all proceedings in this Action stayed to permit the Parties to finalize the Settlement.

The Parties have entered into the Stipulation which sets forth complete terms and conditions of the Settlement.

II.            PLAINTIFF’S CLAIMS AND THE BENEFITS OF SETTLEMENT

Although Plaintiff believes that the Action has substantial merit, Plaintiff and Plaintiff’s Counsel (as defined in Section IV herein) recognize and acknowledge the expense and length of time that would be required to prosecute the Action through trial and appeal.  Plaintiff and Plaintiff’s Counsel have also taken into account the uncertain outcome and the risks of litigating the Action, as well as the difficulties and delays inherent in such litigation.  Plaintiff’s Counsel are mindful of the inherent problems of proof and possible defenses to the claims asserted in such actions.  Based on their review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff’s Counsel believes that the Settlement set forth herein confers substantial benefits upon, and is in the best interests of, NeuroMetrix and its shareholders.  Accordingly, Plaintiff has agreed to settle the Action pursuant to the terms and provisions of this Stipulation after considering, inter alia, the benefits that NeuroMetrix will receive when weighed against the risks, expense, and duration of continued litigation.

III.          DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny that the claims advanced in the Action are meritorious and have denied and continue to deny all charges of wrongdoing or liability against them arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged or that could have been alleged in the Action.  In addition, the Individual Defendants deny that they have any liability whatsoever to NeuroMetrix, deny that they have breached any fiduciary duty to NeuroMetrix and its shareholders, and by entering into this Settlement do not concede the merit of any claims or the lack of merit of any defense to liability.  The Individual Defendants further assert that at all times they acted in good faith and in a manner they reasonably believed to be and that was in the best interests of NeuroMetrix and its shareholders.  Nonetheless, Defendants are entering into this Stipulation solely to eliminate the burden, risk, and expense of further litigation.  Further, Defendants acknowledge that the Settlement provides benefits to, and is in the best interests of, NeuroMetrix and its shareholders.

Neither this Stipulation, nor any of its terms or provisions, nor entry of the Judgment (defined in Section IV herein), nor any document or exhibit referred or attached to this Stipulation, nor any action taken to carry out this Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims (defined in Section IV herein) or an admission by or against the Defendants of any fault, wrongdoing, or concession of liability whatsoever.

IV.          THE SETTLEMENT TERMS

NOW, THEREFORE, without any admission or concession on the part of Plaintiff of any lack of merit of the Action whatsoever, and without any admission or concession on the part of the Defendants as to the merits of the Action or as to any liability or wrongdoing whatsoever, IT IS HEREBY STIPULATED AND AGREED, by and among the Parties, through their respective counsel, that, subject to the approval of the Court, in consideration of the mutual agreements set forth herein, the Released Claims shall be finally and fully compromised, settled, and released and the Action shall be dismissed with prejudice:

1.             Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1.          “Action” means the action captioned Mitchell v. Gozani, et al., Civil Action No. 1:08-cv-10674-RWZ (D. Mass filed April 22, 2008).

1.2.          “Current NeuroMetrix Shareholders” means any Persons who owned NeuroMetrix common stock as of December 21, 2009 and who continue to hold their NeuroMetrix common stock as of the date of the final settlement approval hearing, excluding the Individual Defendants, the officers and directors of NeuroMetrix, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.

1.3.          “Defendants” means, collectively, the Individual Defendants and nominal defendant NeuroMetrix.

1.4.          “Defendants’ Counsel” means Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109.

1.5.          Fees and Expenses Award” means the agreed upon Fees and Expenses Award that the Defendants will cause to be paid out of NeuroMetrix’s insurance proceeds to Plaintiff’s Counsel, subject to Court approval, in recognition of the benefits conferred on NeuroMetrix by the negotiated corporate governance measures, for Plaintiff’s Counsel’s attorneys’ fees and reimbursement of expenses in connection with the litigation of the Action.

1.6.          “Final” means when the last of the following with respect to the Judgment approving the Stipulation shall occur: (i) the expiration of the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59(e) has passed without any such motion having been filed; (ii) the expiration of the time in which to appeal the Judgment has passed without any appeal having been taken; and (iii) if a motion to alter or amend is filed or if an appeal is taken, the determination of that motion or appeal in such a manner as to permit the consummation of the Settlement substantially in accordance with the terms and conditions of this Stipulation.  For purposes of this paragraph, an “appeal” shall include any petition for a writ of certiorari, petition for review, or other writ that may be filed in connection with approval or disapproval of the Settlement, but shall not include any appeal which concerns only the issue of attorneys’ fees and reimbursement of expenses.

1.7.          “Individual Defendants” means, collectively, Shai N. Gozani, Gary L. Gregory, W. Bradford Smith, Michael Williams, Guy Daniello, Charles R. LaMantia, David E. Goodman, W. Mark Lortz, Allen J. Hinkle, Nicholas J. Alessi, William Laverack, Jr., and Charles E. Harris.

1.8.          “Judgment” means the the Proposed Final Order of Dismissal With Prejudice and Judgment to be rendered by the Court, substantially in the form of Exhibit A attached hereto and incorporated herein by reference.

1.9.          “NeuroMetrix” or the “Company” means nominal defendant NeuroMetrix, Inc.

1.10.        “Parties” means collectively, Plaintiff, the Individual Defendants, and NeuroMetrix.

1.11.        “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.12.        “Plaintiff” means Gordon Mitchell, individually, and derivatively on behalf of NeuroMetrix.

1.13.        “Plaintiff’s Counsel” means Robbins Umeda LLP, 600 B Street, Suite 1900, San Diego, CA 92101, Holzer Holzer & Fistel, LLC, 200 Ashford Center North, Suite 300, Atlanta, GA 30338, Partridge, Ankner & Horstmann, LLP, The Berkeley Building, 200 Berkeley Street, 16th Floor, Boston, MA 02116, and any successors to said counsel.

1.14.        “Related Persons” means each of the Released Parties’ past or present directors, officers, employees, partners, members, principals, agents, insurers, co-insurers, reinsurers, underwriters, controlling shareholders, attorneys, accountants or auditors, personal or legal representatives, advisors, predecessors, successors, parents, subsidiaries, divisions, joint ventures or joint venturers, assigns, spouses, heirs, estates, administrators, related or affiliated entities, entities in which any of the Released Parties has a controlling interest, any members of any Individual Defendant’s immediate family, or any trust of which any Individual Defendant or NeuroMetrix is the settlor or which is for the benefit of NeuroMetrix or any Individual Defendant and/or member(s) of any Individual Defendant’s family.

1.15.        “Released Claims” shall collectively mean any and all claims, causes of action, suits, matters, debts, demands, rights, and liabilities, whether based on federal, state, local, statutory or common law, or any other law, rule, regulation, or contract, whether known or unknown including, without limitation, Unknown Claims, contingent or absolute, disclosed or undisclosed, matured or unmatured: (i) that have been asserted derivatively by Plaintiff against the Defendants in the Action; (ii) that could have been asserted in the Action or could in the future be asserted against the Defendants derivatively by Plaintiff or derivatively by any other NeuroMetrix shareholder, or against the Individual Defendants by NeuroMetrix, and which are based upon, arise out of, or relate in any way to the facts, matters, occurrences, actions, practices, conduct, events, transactions, statements, disclosures, representations, misrepresentations, omissions, or failures to act that were involved, set forth, referred to, alleged, or that could have been alleged in the Action including, but not limited to, claims for breach of fiduciary duty, abuse of control, mismanagement, gross mismanagement, waste of corporate assets, misappropriation of information, unjust enrichment, insider trading, contribution and indemnification, money damages, disgorgement, any and all demands, actions, damages, claims, rights or causes of action, or liabilities whatsoever; or (iii) that would have been barred by res judicata had the Action been fully litigated to a final judgment.  Notwithstanding the foregoing, the Parties do not intend through the Settlement of the Action and agreed-upon releases to release any shareholder claims in the Securities Class Action.

1.16.        “Released Parties” means NeuroMetrix and each of the Individual Defendants.

1.17.        “Released Persons” means each and all of the Released Parties and each of their Related Persons.

1.18.        “Securities Class Action” means the action captioned NECA-IBEW Pension Fund v. NeuroMetrix, Inc., et al., Civil Action No. 1:08-10434-RWZ (D. Mass filed March 17, 2008).

1.19.        “Settlement Hearing” means the hearing on final approval of the proposed Settlement contemplated by this Stipulation, made upon noticed motion of the Parties, at which the Parties will seek entry of the Judgment.

1.20.        “Unknown Claims” means any Released Claims that any Party or Related Person does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision not to object to the Settlement.  With respect to any and all Released Claims, the Parties each stipulate and agree that, upon entry of the Judgment, the Parties each shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits of California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Parties each shall expressly waive, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542.  The Parties each may hereafter discover facts in addition to or different from those that he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon entry of the Judgment, the Parties each shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.  The Parties each acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement of which this release is a part.  Notwithstanding the foregoing, the Parties do not intend through the Settlement of the Action and agreed-upon releases to release any shareholder claims in the Securities Class Action.

2.             Settlement of the Derivative Action

2.1           The Parties have conducted arm’s-length negotiations over an extended period of time and have reached agreement to settle the Action.  Prior to Plaintiff seeking preliminary approval of the Settlement, Defendants obtained approval from NeuroMetrix’ Board of Directors as to certain agreed upon corporate governance measures as set forth in Exhibit B attached hereto and incorporated herein by reference.  Defendants acknowledge that the institution and prosecution of the Action was done in good faith and was a contributing factor in the continued implementation of the agreed upon corporate governance measures set forth in Exhibit B.  Further, Defendants acknowledge that the agreed corporate governance measures constitute benefits to NeuroMetrix.

2.2           In addition, in furtherance of the Settlement, Defendants made available for examination by Plaintiff’s Counsel, the agreed-to confirmatory discovery as described in the MOU.  Plaintiff’s Counsel agreed to maintain the confidentiality of all information disclosed during confirmatory discovery.

3.             Preliminary Approval and Notice

3.1           Promptly after execution of the Stipulation, the Parties shall submit the Stipulation together with its exhibits to the Court and shall jointly apply for entry of an order (the “Notice Order”), substantially in the form of Exhibit C attached hereto, requesting: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and content of the Summary Notice of Proposed Settlement of Shareholder Derivative Action (“Summary Notice”) and the Notice of Proposed Settlement of Shareholder Derivative Action (“Notice”); and (iii) a date for the Settlement Hearing.

3.2                                 Plaintiff will move the Court to approve the form and content of notice of the settlement to Current NeuroMetrix Shareholders.  Specifically, Plaintiff will seek approval of the Summary Notice, substantially in the form attached hereto as Exhibit D, and the Notice, substantially in the form attached hereto as Exhibit E.  The Summary Notice shall be published once in Investor’s Business Daily and shall refer shareholders to the websites of NeuroMetrix and Robbins Umeda LLP to view the detailed Notice and Stipulation.  NeuroMetrix’s insurers shall be responsible for all costs associated with publishing the Summary Notice.  In addition, NeuroMetrix shall cause a copy of the Notice to be filed with the United States Securities and Exchange Commission (“SEC”) via a Form 8-K.  The Summary Notice shall also direct NeuroMetrix shareholders to the SEC’s website to view the Notice.  The Parties believe the content and manner of the notices requested constitute adequate notice to NeuroMetrix shareholders pursuant to applicable law.

3.3                                 Plaintiff’s Counsel shall request that the Court hold a Settlement Hearing after notice as described above is given to Current NeuroMetrix Shareholders to determine final approval of the Settlement. At the Settlement Hearing, Plaintiff’s Counsel also will request Court approval of the Fees and Expenses Award (as defined in ¶1.5 above) to Plaintiff’s Counsel.

4.                                      Attorneys’ Fees and Reimbursement of Expenses

4.1                                 In recognition of the benefits conferred on NeuroMetrix through the corporate governance measures and subject to Court approval, Defendants will cause to be paid to Plaintiff’s Counsel out of NeuroMetrix’s insurance proceeds a Fees and Expenses Award in an amount of up to $350,000 for Plaintiff’s Counsel’s attorneys’ fees and reimbursement of expenses.  Defendants’ insurer shall pay the Fees and Expenses Award within fifteen (15) business days of entry of Judgment, provided that: (i) it receives notice of Court approval on the day the Court enters the final approval order; and (ii) Plaintiff’s Counsel has provided to Defendants prior to the Court’s entry of the final approval order all necessary information to effectuate payment by the insurers.

4.2                                 Plaintiff’s Counsel shall reimburse NeuroMetrix’s insurers if the Fees and Expenses Award is reduced or modified on appeal.

4.3                                 The Settlement shall not be set aside if the Court approves an amount of attorneys’ fees and reimbursement of expenses less than the requested Fees and Expense Award of $350,000.

5.                                      Releases

5.1                                 Upon the entry of the Judgment, Plaintiff, individually and derivatively on behalf of NeuroMetrix, Plaintiff’s Counsel, and NeuroMetrix shall have, and by operation of the Judgment shall be deemed to have, fully, finally, and forever released, relinquished, and discharged of all Released Claims (including Unknown Claims) and any and all claims arising out of, relating to, or in connection with the Settlement or resolution of the Action against the Released Persons.  Nothing herein, however, shall bar any action or claim to enforce the terms of the Stipulation or the Judgment.

5.2                                 Upon entry of the Judgment, each of the Defendants shall fully, finally, and forever release, relinquish, and discharge Plaintiff and Plaintiff’s Counsel from all claims arising out of, relating to, or in connection with their institution, prosecution, assertion, settlement, or resolution of the Action and/or the Released Claims.  Nothing herein, however, shall bar any action or claim to enforce the terms of the Stipulation or the Judgment.

5.3                                 The Parties will seek entry of the Judgment by the Court, dismissing the Action with prejudice and barring any claims that have been or might have been brought in any court or forum by NeuroMetrix or any NeuroMetrix shareholder on NeuroMetrix’s behalf relating to or arising out of allegations in the Amended Complaint filed in the Action.

6.                                      Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination

6.1                                 The Settlement shall be conditioned on the occurrence of all of the following events:

(a)                                  entry of the Notice Order;

(b)                                 final approval of the Settlement following notice to Current NeuroMetrix Shareholders as contemplated by the Stipulation and the Settlement Hearing as required by Rule 23.1 of the Federal Rules of Civil Procedure;

(c)                                  entry of the Judgment;

(d)                                 payment to Plaintiff’s Counsel of the Fees and Expenses Award in accordance with ¶4.1 above; and

(e)                                  the Judgment has become Final, as defined in ¶1.5 above.

6.2                                 If any of the conditions listed in ¶6.1 are not met, this Stipulation and any settlement documentation shall be null and void and of no force and effect, unless Plaintiff’s Counsel and Defendants’ Counsel mutually agree in writing to proceed with the Stipulation.  In the event that any of the conditions listed in ¶6.1 are not met, the Parties shall be restored to their positions on November 10, 2009, the date immediately prior to the execution date of the MOU, and neither the MOU, nor the Stipulation shall be deemed to constitute an admission of fact by any Party, and neither the existence of the MOU, nor the Stipulation, nor their contents, shall be admissible in evidence or be referred to for any purposes in the Action or in any litigation or judicial proceeding.

7.                                      Bankruptcy

7.1                                 In the event that a case is commenced in respect to any Individual Defendant or NeuroMetrix under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver, or conservator is appointed under any similar law, the Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of this Stipulation in a timely and expeditious manner.  By way of example only, the Parties agree to cooperate in making applications and motions to the bankruptcy court for relief from any stay, approval of the settlement, authority to release funds, authority for NeuroMetrix’s insurer to disburse insurance proceeds consistent with this Stipulation, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of this Stipulation.

7.2                                 In the event that a case is commenced in respect to any Individual Defendant or NeuroMetrix under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver, or conservator is appointed under any similar law, the Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the bankruptcy court for effectuation of this Stipulation.

8.                                      Miscellaneous Provisions

8.1                                 The Parties: (i) acknowledge that it is their intent to consummate this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

8.2                                 In the event that any part of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the Settling Parties agree that the remaining terms and conditions of the Settlement shall remain intact.

8.3                                 The Parties agree that terms of the Settlement were negotiated in good faith by the Parties, and reflect a settlement that was reached voluntarily after consultation with competent legal counsel.  In addition, the Parties agree that during the course of the Action the Parties and their respective counsel at all times acted professionally and in compliance with Federal Rule of Civil Procedure 11 and any other court rule or statute with respect to any claims or defenses in the Action.  Accordingly, the Judgment in the Action will contain a finding that during the course of the litigation, the Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and any other court rule or statute with respect to any claims or defenses in the Action.  The Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum that the Action was brought or defended in bad faith or without a reasonable basis.

8.4                                 Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants and/or the Related Persons; or (ii) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants and/or the Related Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal.  NeuroMetrix, the Individual Defendants, and/or the Related Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

8.5                                 Plaintiff represents and warrants that Plaintiff is and has, at times relevant to the Complaint in the Action, been a shareholder of NeuroMetrix, continues to hold NeuroMetrix stock, and that none of Plaintiff’s claims or causes of action in the Action has been assigned, encumbered, or in any manner transferred in whole or in part.

8.6                                 Any and all agreements made and orders entered during the course of the Action relating to the confidentiality of information shall survive the Stipulation.

8.7                                 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.  The Stipulation and the exhibits attached hereto represent the complete and final resolution of all disputes between the Parties with respect to the Action, constitute the entire agreement among the Parties, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters.

8.8                                 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest.

8.9                                 The Stipulation shall be deemed drafted equally by all Parties hereto.

8.10                           The Stipulation and the Settlement contemplated by it, and all disputes arising out of or relating to it, shall be governed by, and construed in accordance with, the substantive laws and procedural rules of Massachusetts.

8.11                           No representations, warranties, or inducements have been made to any Party concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.

8.12                           Except as otherwise provided herein, each of the Parties shall bear his, her, or its own fees and costs.

8.13                           Each counsel or other Person executing the Stipulation or its exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

8.14                           The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and the Released Persons hereto.

8.15                           The Stipulation may be executed by facsimile and in one or more counterparts.  All executed counterparts and each of them shall be deemed to be one and the same instrument.  A complete set of original executed counterparts shall be filed with the Court.

8.16                           The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation.

8.17                           All notices, requests, claims, demands, and other communications under this Stipulation shall be in writing, and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by registered or certified mail (postage prepaid, return receipt requested), by facsimile, or by Federal Express or similar overnight courier to the respective parties at the following addresses (or at such address for a party as shall be specified in a notice given in accordance with this paragraph):

If to Plaintiff’s Counsel:

ROBBINS UMEDA LLP
Brian J. Robbins
Felipe J. Arroyo
Gregory E. Del Gaizo
600 B Street, Suite 1900
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

PARTRIDGE, ANKNER & HORSTMANN, LLP
Terence K. Ankner
Peter C. Horstmann
The Berkeley Building
200 Berkeley Street, 16th Floor
Boston, MA 02116
Telephone: (617) 859-9999

Facsimile: (617) 859-9998

HOLZER, HOLZER & FISTEL, LLC
Michael I. Fistel, Jr.
Corey D. Holzer
200 Ashford Center North, Suite 300
Atlanta, GA 30338
Telephone: (770) 392-0090
Facsimile: (770) 392-3991

If to Defendants’ Counsel:

GOODWIN PROCTER LLP
Deborah S. Birnbach
Laura Stock Craven
Katherine G. McKenney
Exchange Place
53 State Street
Boston, MA 02109
Telephone: (617) 570-1000
Facsimile: (617) 523-1231

IN WITNESS WHEREOF, the Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of December 21, 2009.

Dated: December 21, 2009	ROBBINS UMEDA LLP BRIAN J. ROBBINS FELIPE J. ARROYO GREGORY E. DEL GAIZO

/s/ Felipe J. Arroyo
FELIPE J. ARROYO

600 B Street, Suite 1900 San Diego, CA 92101 Telephone: (619) 525-3990 Facsimile: (619) 525-3991

PARTRIDGE, ANKNER
& HORSTMANN, LLP
TERENCE K. ANKNER BBO #552469
PETER C. HORSTMANN BBO #556377
The Berkeley Building
200 Berkeley Street, 16th Floor
Boston, MA 02116

Telephone: (617) 859-9999
Facsimile: (617) 859-9998

HOLZER, HOLZER & FISTEL, LLC MICHAEL I. FISTEL, JR. COREY D. HOLZER 200 Ashford Center North, Suite 300 Atlanta, GA 30338 Telephone: (770) 392-0090 Facsimile: (770) 392-3991

Attorneys for Plaintiff

Dated: December 21, 2009	GOODWIN PROCTER LLP DEBORAH S. BIRNBACH BBO #628243 LAURA STOCK CRAVEN BBO #652276 KATHERINE G. MCKENNEY BBO #660621

/s/ Deborah S. Birnbach
DEBORAH S. BIRNBACH

Exchange Place 53 State Street Boston, MA 02109 Telephone: (617) 570-1000 Facsimile: (617) 523-1231

Attorneys for Individual Defendants Shain Gozani, Gary L. Gregory, W. Bradford Smith, Michael Williams, Guy Daniello, Charles R. LaMantia, David E. Goodman, W. Mark Lortz, Allen J. Hinkle, Nicholas J. Alessi, William Laverack, Jr., Charles E. Harris and Nominal Defendant NeuroMetrix, Inc.

CERTIFICATE OF SERVICE

I, Terence K. Ankner, hereby certify that this document filed through the ECF system will be sent electronically to the registered participants as identified on the Notice of Electronic Filing (NEF) and paper copies will be sent to those indicated as non-registered participants on December       , 2009.

s/ Terence K. Ankner

Exhibit B

UNITED STATES DISTRICT COURT

DISTRICT OF MASSACHUSETTS

GORDON MITCHELL, Derivatively on	)	Case No. 1:08-cv-10674-RWZ
Behalf of NEUROMETRIX, INC.,	)
	)	DERIVATIVE ACTION
Plaintiff,	)
)
vs.	)
)
)
SHAI N. GOZANI, GARY L. GREGORY, W.	)
BRADFORD SMITH, MICHAEL	)
WILLIAMS, GUY DANIELLO, CHARLES	)
R. LAMANTIA, DAVID E. GOODMAN, W.	)
MARK LORTZ, ALLEN J. HINKLE,	)
NICHOLAS J. ALESSI, WILLIAM	)
LAVERACK, JR. and CHARLES E. HARRIS,	)
)
Defendants,	)
)
-and-)
)
NEUROMETRIX, INC., a Delaware corporation,	)
)
Nominal Defendant.	)
)

CORPORATE GOVERNANCE MEASURES

Defendants have obtained approval from NeuroMetrix, Inc.’s (“NeuroMetrix” or the “Company”) Board of Directors (the “Board”) to commit NeuroMetrix to the following corporate governance measures.  Defendants acknowledge that the institution and prosecution of the Action was a contributing factor in the continued implementation of the agreed upon corporate governance measures.

1.             On September 10, 2009, NeuroMetrix appointed Thomas T. Higgins to serve as its new Chief Financial Officer.

2.             The Board has committed the Company to continuing to review its marketing, training and other materials to ensure compliance with the Deferred Prosecution Agreement between the United States Attorney’s Office for the District of Massachusetts and NeuroMetrix, Inc. dated February 5, 2009 (the “DPA”).

3.             The Company will submit to the Board a mutually-acceptable resolution formalizing the Board’s oversight of the Company’s Ethics and Compliance Committee.

4.             Each member of the Board will complete two (2) hours of training annually regarding NeuroMetrix’s Compliance Program, as described in the Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and NeuroMetrix, Inc. dated February 6, 2009 (the “CIA”), regardless of whether each director meets the definition of “covered person[s]” in the CIA.

5.             The Company’s Director of Ethics and Compliance will receive additional training as necessary to address changes in applicable standards in the relevant compliance, ethics, and healthcare fields through the expiration of the Company’s obligations under the CIA and DPA.

6.             The Board’s Compensation Committee will be specifically charged with reviewing compensation paid for potential disgorgement issues in the event financial improprieties are discovered.

7.             The Company’s Director of Ethics and Compliance will be charged with conducting or overseeing the investigation of potentially responsible employees in the event a “contradictory statement” (as defined in the DPA) is made.

8.             The Company’s Director of Ethics and Compliance will continue to report to the full Board on a quarterly basis.

9.             The Company will continue to maintain a toll free hotline in order to raise compliance issues.

10.           The Company submitted to its Board a mutually-acceptable resolution formalizing the requirement that, so long as NeuroMetrix is listed on the National Association of Securities and Dealers Automated Quotation (“NASDAQ”), it will continue to comply with NASDAQ Stock Market Rule 5605(b).

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